Exhibit 99.1

Cryptyde, Inc.’s Forever 8 Generates Over $1 Million of Revenue in a Single Day

SAFETY HARBOR, Florida, February 9, 2023 (GLOBE NEWSWIRE) — Cryptyde, Inc. (NASDAQ: TYDE), a company dedicated to fostering growth and innovation through strategic acquisitions and management, announces a significant achievement of its wholly-owned subsidiary, Forever 8. The e-commerce cash flow management solutions company has recorded its first day of revenue exceeding $1 million, showcasing its persistent growth and expanding presence in the e-commerce industry.

“We are delighted to report Forever 8’s accomplishment of generating over $1 million in revenue in a single day,” stated Brian McFadden, CEO of Cryptyde, Inc. “Our innovative suite of solutions is disrupting the conventional inventory funding model, as evidenced by our client base,” he added.

Forever 8’s success in generating substantial revenue in a single day highlights the company’s potential as a leading provider of e-commerce cash flow management solutions. The company utilizes a unique approach to cash flow management, which integrates inventory capital, order optimization and cash flow management solutions into existing business models, providing a multitude of benefits to its clients. With Cryptyde, Inc.’s unwavering commitment to driving growth and innovation, the company is well-positioned to continue supporting the advancement of Forever 8 and establishing the business as a worldwide leader in the e-commerce industry.

About Cryptyde

Cryptyde, Inc. (NASDAQ: TYDE) is focused on driving growth through the acquisition and management of technology. With subsidiaries like Forever 8, a cash flow management platform for e-commerce sellers, and Ferguson Containers, a provider of complete manufacturing and logistical solutions for product and packaging needs, Cryptyde is committed to identifying and acquiring businesses with untapped potential and developing strategies to scale them to new heights. Through focused execution and a commitment to innovation, Cryptyde aims to drive significant growth and value creation for its portfolio companies and shareholders.

For additional information, please visit http://www.cryptyde.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward looking. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the prior achievement of $1 million in revenue by Forever 8 does not mean Forever 8 will achieve similar daily revenue in the future and its daily revenue in the future may decline significantly; and revenue is not the same as net income which takes into account certain costs and expenses of Forever 8. Given this risks and uncertainty, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Cryptyde’s actual results to differ from those contained in forward-looking statements, see Cryptyde’s filings with the Securities and Exchange Commission (SEC), including the section titled “Risk Factors” in Cryptyde’s Registration Statement on Form 10, as amended, filed with the SEC on May 13, 2022, and Cryptyde’s Registration Statement on Form S-1, as amended, filed with the SEC on January 24, 2023. All information in this press release is as of the date of the release, and Cryptyde undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

For further information, please contact:

Investor Relations

Richard Brown

617-819-1289

investors@cryptyde.com